Ford | News

https://ford.to/facebook https://twitter.com/ford https://ford.to/linkedin

CFO Lawler to Affirm Full-Year 2024 Operating Guidance, Review Ford+ Growth Plan at BofA Auto Summit Today

DEARBORN, Mich., March 26, 2024 – The Ford+ growth plan is providing customers with the mix of gas, hybrid and electric personal and commercial vehicles and services they want, while improving growth, margins and capital efficiency and reducing cyclicality – prompting the company to reiterate its expectations for full-year 2024 operating results.

That's the summary of what Ford CFO John Lawler will say today (Tuesday) during fireside-chat remarks at the BofA Securities Auto Summit. Lawler will speak at 12:10 p.m. ET. His comments will be webcast "live" and on replay and a transcript of them will be available afterward, all via shareholder.ford.com.

Lawler will affirm the operating guidance that Ford provided in early February: adjusted earnings before interest and taxes of $10 billion to $12 billion, adjusted free cash flow of $6 billion to $7 billion, and capital expenditures of $8 billion to $9.5 billion.

He'll also describe specific achievements within the Ford+ plan and its three distinct, customer-centered business segments: Ford Blue for iconic gas and hybrid vehicles; Ford Pro, with tailored products and services to help commercial customers transform their enterprises; and Ford Model e, which is developing breakthrough electric vehicles along with connected, software-enabled capabilities and experiences that are being applied across the company's global product lineup.

Ford plans to report first-quarter 2024 financial results on Wednesday, April 24.

# # #

About Ford Motor Company
Ford Motor Company (NYSE: F) is a global company based in Dearborn, Michigan, committed to helping build a better world, where every person is free to move and pursue their dreams. The company's Ford+ plan for growth and value creation combines existing strengths, new capabilities and always-on relationships with customers to enrich experiences for customers and deepen their loyalty. Ford develops and delivers innovative, must-have Ford trucks, sport utility vehicles, commercial vans and cars and Lincoln luxury vehicles, along with connected services. The company does that through three customer-centered business segments: Ford Blue, engineering iconic gas-powered and hybrid vehicles; Ford Model e, inventing breakthrough EVs along with embedded software that defines exceptional digital experiences for all customers; and Ford Pro, helping commercial customers transform and expand their businesses with vehicles and services tailored to their needs. Additionally, Ford provides financial services through Ford Motor Credit Company. Ford employs about 177,000 people worldwide. More information about the company and its products and services is available at corporate.ford.com.

Contacts:

Media	Equity Investment Community	Fixed-Income Investment Community	Shareholder Inquiries
T.R. Reid	Lynn Antipas Tyson	Jessica Vila-Goulding	1.800.555.5259 or
1.313.319.6683	1.914.485.1150	1.313.248.3896	1.313.845.8540
treid22@ford.com	ltyson4@ford.com	jvila5@ford.com	stockinf@ford.com

For news releases, related materials and high-resolution photos and video, visit www.media.ford.com.

For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. 2 Adjusted EBIT and adjusted free cash flow are non-GAAP financial measures. When we provide guidance for adjusted EBIT and adjusted free cash flow, we do not provide guidance for net income or net cash provided by/(used in) operating activities, the respective most comparable GAAP measures, because they include items that are difficult to predict with reasonable certainty. See pages 75-76 of Ford’s Annual Report on Form 10-K for the year ended December 31, 2023, for the definitions of adjusted EBIT and adjusted free cash flow. Cautionary Note on Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford is highly dependent on its suppliers to deliver components in accordance with Ford’s production schedule and specifications, and a shortage of or inability to acquire key components or raw materials, such as lithium, cobalt, nickel, graphite, and manganese, can disrupt Ford’s production of vehicles; • To facilitate access to the raw materials and other components necessary for the production of electric vehicles, Ford has entered into and may, in the future, enter into multi-year commitments to raw material and other suppliers that subject Ford to risks associated with lower future demand for such items as well as costs that fluctuate and are difficult to accurately forecast; • Ford’s long-term competitiveness depends on the successful execution of Ford+; • Ford’s vehicles could be affected by defects that result in recall campaigns, increased warranty costs, or delays in new model launches, and the time it takes to improve the quality of our vehicles and services could continue to have an adverse effect on our business; • Ford may not realize the anticipated benefits of existing or pending strategic alliances, joint ventures, acquisitions, divestitures, or business strategies; • Ford may not realize the anticipated benefits of restructuring actions and such actions may cause Ford to incur significant charges, disrupt our operations, or harm our reputation; • Operational information systems, security systems, vehicles, and services could be affected by cybersecurity incidents, ransomware attacks, and other disruptions and impact Ford and Ford Credit as well as their suppliers and dealers; • Ford’s production, as well as Ford’s suppliers’ production, and/or the ability to deliver products to consumers could be disrupted by labor issues, public health issues, natural or man-made disasters, adverse effects of climate change, financial distress, production difficulties, capacity limitations, or other factors; • Failure to develop and deploy secure digital services that appeal to customers could have a negative impact on Ford’s business; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Ford’s ability to attract, develop, grow, and reward talent is critical to its success and competitiveness; • Ford’s new and existing products and digital, software, and physical services are subject to market acceptance and face significant competition from existing and new entrants in the

For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. 3 automotive and digital and software services industries, and its reputation may be harmed if it is unable to achieve the initiatives it has announced; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • With a global footprint and supply chain, Ford’s results and operations could be adversely affected by economic or geopolitical developments, including protectionist trade policies such as tariffs, or other events; • Industry sales volume can be volatile and could decline if there is a financial crisis, recession, public health emergency, or significant geopolitical event; • Ford may face increased price competition or a reduction in demand for its products resulting from industry excess capacity, currency fluctuations, competitive actions, or other factors, particularly for electric vehicles; • Inflationary pressure and fluctuations in commodity and energy prices, foreign currency exchange rates, interest rates, and market value of Ford or Ford Credit’s investments, including marketable securities, can have a significant effect on results; • Ford and Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • The impact of government incentives on Ford’s business could be significant, and Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Economic and demographic experience for pension and OPEB plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Ford and Ford Credit could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, services, perceived environmental impacts, or otherwise; • Ford may need to substantially modify its product plans and facilities to comply with safety, emissions, fuel economy, autonomous driving technology, environmental, and other regulations; • Ford and Ford Credit could be affected by the continued development of more stringent privacy, data use, data protection, and artificial intelligence laws and regulations as well as consumers’ heightened expectations to safeguard their personal information; and • Ford Credit could be subject to new or increased credit regulations, consumer protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as updated by our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.